FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS

Institutional Shares
Institutional Service Shares
Supplement to Prospectuses dated April 30, 1997

[GRAPHIC OMITTED]

        Cusip 31428M100
        Cusip 31428M209
        G01516-03 (10/97)
[GRAPHIC OMITTED]

In the sub-section entitled "Adviser's Background," which begins on page 5 of the respective prospectuses, please delete the fifth paragraph and replace it with the following:

     "Robert J. Ostrowski has been the Trust's portfolio manager since October 1997. Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and has been a Senior Vice President of the Trust's adviser since September 1997. Mr. Ostrowski served as Vice President of the Trust's adviser from 1993 to 1997, and as an Assistant Vice President from 1992 to 1993. Mr
     Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University."



                                October 30, 1997